UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024.

SOLITARIO RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-32978	84-1285791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Solitario Resources Corp. (“Solitario”) held its Annual Meeting of Shareholders at which holders of 39,943,338 shares of common stock were present in person or by proxy. The four matters identified below were submitted to a vote of the shareholders. Each proposal is more fully described in the Company’s Proxy Statement filed with the United States Securities Exchange Commission (the “SEC”) on April 26, 2024.

1.	Election of Directors. Seven directors were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified, with each director receiving the votes below:

Number of Shares

Name	For		Withheld	Broker Non-Votes
Brian Labadie	31,042.633	(99.73% of shares voting)	85,524	8,815,181
John Labate	30,751,591	(98.79% of shares voting)	376,567	8,815,181
James Hesketh	28,623,488	(91.95% of shares voting)	2,504,670	8,815,181
Christopher E. Herald	31,067,754	(99.81% of shares voting)	60,403	8,815,181
Gil Atzmon	30,818,015	(99.00% of shares voting)	310,142	8,815,181
Joshua D. Crumb	30,685,575	(98.58% of shares voting)	442,582	8,815,181
Debbie Mino-Austin	30,927,466	(99.36% of shares voting)	200,691	8,815,181

2.

Advisory Vote on Executive Compensation: The shareholders approved the following resolution concerning the compensation of Solitario’s named executive officers, with 30,647,871 shares voting for (98.45% of shares voting), 230,124 shares voting against, 250,162 shares abstaining, and 8,815,181 broker non-votes.

“RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated April 26, 2024, pursuant to the compensation disclosure rules of the SEC set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2024 annual meeting.”

3.

Advisory Vote on the Frequency of the Company’s Advisory Vote on Executive Compensation: In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) , the Company is required to solicit Shareholder preferences regarding the frequency of future advisory votes on executive compensation at least once every six years. Accordingly, we sought an advisory vote from our Shareholders that asks them to indicate how often they believe the Company should hold an advisory vote on the executive compensation of our named executive officers.

The a majority of shareholders voted that a non-binding advisory vote on executive compensation should occur every year, with 30,912,432 shares voting for an interval of One Year (99.00% of shares voting). The Company will hold a non-binding advisory vote on executive compensation every year until 2030 in accordance with SEC Rules.

4.

Appointment of Auditors. The appointment of Assure CPA, LLC as Solitario’s auditors for fiscal year 2024 was ratified, with 39,575,235 shares voting for (99.32% of shares voting), 106,621 shares voting against, 164,732 shares voting to abstain, and 96,750 broker non-votes.

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ITEM 7.01 Regulation FD Disclosure

On June 20, 2024, Solitario issued a press release announcing the results of the annual meeting of shareholders held on June 20, 2024. A copy of that press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 20, 2024, announcing the Voting Results of Solitario’s Annual Meeting held June 20, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 20, 2024

Solitario Resources Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer

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